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                                                              EXHIBIT 10.3(2)(d)


                                 AMENDMENT NO. 8
                                       TO
                             A. H. BELO CORPORATION
                          1986 LONG TERM INCENTIVE PLAN


         A. H. Belo Corporation, a Delaware corporation, pursuant to action of its Board of Directors, adopts the following amendment to the A. H. Belo Corporation 1986 Long Term Incentive Plan (the "Plan"), with reference to the following facts:

         A. On May 13, 1998, the Board of Directors of the Company declared a two-for-one stock split in the form of a dividend on the Company's Common Stock, payable on June 5, 1998, to shareholders of record on May 22, 1998.

         B. The Board of Directors has authorized the amendments set forth below to provide for the effect of such stock dividend.

         NOW, THEREFORE, the Plan is amended as follows:

         1. Each reference in Paragraph 2 of the Plan to the number of shares authorized for issuance under the Plan is amended to read "3,475,280 shares"

         2. The foregoing amendment will be effective as of May 22, 1998. Executed at Dallas, Texas, this 21st day of July, 1998.

         Executed at Dallas, Texas, this 21st day of July, 1998.

                                          A. H. BELO CORPORATION


                                          By:  /s/ MARIAN SPITZBERG
                                             ----------------------------------
                                               Vice President, Deputy General
                                               Counsel and Secretary